Exhibit 10.1

EXECUTION VERSION

BAKER HUGHES, A GE COMPANY, LLC

BAKER HUGHES CO-OBLIGOR, INC.

2.773% Senior Notes due 2022

3.337% Senior Notes due 2027

4.080% Senior Notes due 2047

REGISTRATION RIGHTS AGREEMENT

New York, New York
December 11, 2017

MORGAN STANLEY & CO. LLC
As Representatives of the several
Initial Purchasers listed on Schedule A hereto
c/o MORGAN STANLEY & CO. LLC
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

Baker Hughes, a GE company, LLC, a Delaware limited liability company (“BHGE LLC” or the “Company”) and Baker Hughes Co-Obligor, Inc., a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Issuers”), propose to issue and sell to the several initial purchasers named in Schedule A hereto (the “Initial Purchasers”) upon the terms set forth in a purchase agreement, dated December 6, 2017 (the “Purchase Agreement”) $1.250 billion aggregate principal amount of the Company’s 2.773% Senior Notes due 2022 (the “2022 Notes”), $1.350 billion aggregate principal amount of the Company’s 3.337% Senior Notes due 2027 (the “2027 Notes”) and $1.350 billion aggregate principal amount of the Company’s 4.080% Senior Notes due 2047 (the “2047 Notes” and, together with the 2022 Notes and the 2027 Notes, the “Notes”) relating to the initial placement of the Notes (the “Initial Placement”). To satisfy a condition to the obligations of the Initial Purchasers under the Purchase Agreement, the Issuers hereby jointly and severally agree with the Initial Purchasers for the benefit of the holders from time to time of the Notes (including the Initial Purchasers) and the New Notes (as defined herein) (each a “Holder” and, together, the “Holders”), as follows:

1.          Definitions.  Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement.  As used in this Registration Rights Agreement (this “Agreement”), the following capitalized defined terms shall have the following meanings:

“2022 Exchange Notes” shall mean the 2.773% Senior Notes due 2022, of the same series under the Indenture as the 2022 Notes, to be issued to Holders in exchange for 2022 Notes pursuant to this Agreement.

“2027 Exchange Notes” shall mean the 3.337% Senior Notes due 2027, of the same series under the Indenture as the 2027 Notes, to be issued to Holders in exchange for 2027 Notes pursuant to this Agreement.

“2047 Exchange Notes” shall mean the 4.080% Senior Notes due 2047, of the same series under the Indenture as the 2047 Notes, to be issued to Holders in exchange for 2047 Notes pursuant to this Agreement.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Advice” shall have the meaning set forth in the last paragraph of Section 5 hereof.

“Affiliate” of any specified Person shall have the same meaning as in Rule 501(b) of Regulation D of the Act.

“Agreement” shall have the meaning set forth in Section 1 hereof.

“Blackout Period” shall have the meaning set forth in Section 3(b)(ii) hereof.

“Broker-Dealer” shall mean any broker or dealer registered as such under the Exchange Act.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Closing Date” shall mean December 11, 2017, the date on which the Notes are initially issued.

“Commission” shall mean the Securities and Exchange Commission.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exchange Offer Registration Period” shall mean the 180-day period following the effective date of the Exchange Offer Registration Statement, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement, or such shorter period as will terminate when (i) all New Notes held by Exchanging Dealers or Initial Purchasers have been sold pursuant thereto or (ii) Exchanging Broker-Dealers are no longer required to deliver a Prospectus in connection with market-making or other trading activities, whichever occurs first.

“Exchange Offer Registration Statement” shall mean a registration statement of the Company on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Exchanging Dealer” shall mean any Holder (which may include any of the Initial Purchasers) that is a Broker-Dealer and elects to exchange for New Notes any Notes that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Issuers or any Affiliate of the Issuers).

“Free Writing Prospectus” shall mean each free writing prospectus (as defined in Rule 405 under the Act) prepared by or on behalf of the Issuers (or any of their respective agents or representatives) or used or referred to by the Issuers (or any of their respective agents or representatives) in connection with the sale of the Notes or the New Notes.

“Holder” shall have the meaning set forth in the preamble hereto.

“Indemnified Holder” shall have the meaning set forth in Section 7(a) hereof.

“Indemnified Person” shall have the meaning set forth in Section 7(d) hereof.

“Indemnifying Person” shall have the meaning set forth in Section 7(d) hereof.

“Indenture” shall mean the Indenture dated as of October 28, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented and amended by the First Supplemental Indenture dated August 17, 2011, the Second Supplemental Indenture dated July 3, 2017 and the Third Supplemental Indenture as of the date hereof, as the same may be further supplemented and amended from time to time in accordance with the terms thereof.

“Initial Placement” shall have the meaning set forth in the preamble hereto.

“Initial Purchasers” shall have the meaning set forth in the preamble hereto.

“Issuers” shall have the meaning set forth in the preamble hereto.

“Losses” shall have the meaning set forth in Section 7(a) hereof.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of Notes or New Notes, as applicable, registered under a Registration Statement.

“Managing Underwriters” shall mean the investment banker or investment bankers and manager or managers that shall administer an underwritten offering.

“New Notes” or “Exchange Notes” shall mean the 2022 Exchange Notes, the 2027 Exchange Notes and the 2047 Exchange Notes, as applicable.

“New Notes Indenture” shall mean an indenture between the Issuers and the New Notes Trustee, identical in all material respects to the Indenture (except that the interest rate step-up provisions and the transfer restrictions shall be eliminated).

“New Notes Trustee” shall mean The Bank of New York Mellon Trust Company, N.A. or another bank or trust company serving as trustee with respect to the New Notes under the New Notes Indenture.

“Notes” shall have the meaning set forth in the preamble hereto.

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Notes or the New Notes covered by such Registration Statement, and all amendments and supplements thereto and all material incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble hereto.

“Registration Default” shall have the meaning set forth in Section 4.

“Registered Exchange Offer” shall mean the proposed offer of the Issuers to issue and deliver to the Holders of the Notes that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for such Notes, a like aggregate principal amount of applicable series of Exchange Notes.

“Registration Statement” shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Notes or the New Notes pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

“Shelf Registration” shall mean a registration effected pursuant to Section 3 hereof.

“Shelf Registration Period” shall have the meaning set forth in Section 3(b)(ii) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 3 hereof which covers some or all of the Notes or New Notes, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Special Interest” shall have the meaning set forth in Section 4 hereof.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder and any successor act, rules and regulations.

“Trustee” shall mean the trustee with respect to the Notes and New Notes under the Indenture.

“Underwriter” shall mean any underwriter of Notes or New Notes in connection with an offering thereof under a Registration Statement.

2.          Registered Exchange Offer.

(a)          Except as set forth in Section 3 below, the Issuers shall prepare, at their cost, and shall file with the Commission the Exchange Offer Registration Statement.  The Issuers shall use their reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Act.

(b)          Upon the effectiveness of the Exchange Offer Registration Statement, the Issuers shall promptly commence the Registered Exchange Offer.

(c)          In connection with the Registered Exchange Offer, the Issuers shall: deliver to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(i)          commence and use their reasonable best efforts to complete the Registered Exchange Offer no later than December 11, 2018, and hold the Registered Exchange Offer open for not less than 20 Business Days;

(ii)          use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Act, supplemented and amended as required under the Act to ensure that it is available for sales of New Notes by Exchanging Dealers or the Initial Purchasers during the Exchange Offer Registration Period;

(iii)          utilize the services of a depositary for the Registered Exchange Offer, which may be the Trustee, the New Notes Trustee or an Affiliate of either of them;

(iv)          permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open; and

(v)          comply in all material respects with all applicable laws.

(d)          As soon as practicable after the close of the Registered Exchange Offer, the Issuers shall:

(i)          accept for exchange all Notes tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

(ii)          deliver to the Trustee for cancellation in accordance with Section 5(r) all Notes so accepted for exchange; and

(iii)          cause the Trustee or New Notes Trustee, as the case may be, promptly to authenticate and deliver to each Holder of Notes a principal amount of New Notes of the applicable series equal to the principal amount of the Notes of such Holder so accepted for exchange.

(e)          Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the New Notes (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991) and Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act if the resales are of New Notes obtained by such Holder in exchange for Notes acquired by such Holder directly from the Company or one of its Affiliates.  Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Issuers that, at the time of the consummation of the Registered Exchange Offer:

(i)          any New Notes received by such Holder will be acquired in the ordinary course of business;

(ii)          such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Notes or the New Notes within the meaning of the Act;

(iii)          such Holder is not an Affiliate of the Company or if it is an Affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Act to the extent applicable;

(iv)          if such Holder is not a Broker-Dealer, that it is not engaged in, and does not intend to engage in, the distribution of the New Notes; and

(v)          if such Holder is a Broker-Dealer, that it will receive New Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such New Notes.

3.          Shelf Registration.

(a)          If (i) due to any change in law or applicable interpretations thereof by the Commission’s staff, the Issuers determine that they are not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof; (ii) for any other reason the Registered Exchange Offer is not consummated by December 11, 2018; (iii) the Initial Purchasers determine upon advice of their counsel that a Shelf Registration Statement must be filed in connection with any public offering or sale of Notes that are not eligible to be exchanged for New Notes in the Registered Exchange Offer and that are held by them following consummation of the Registered Exchange Offer;

or (iv) any Holder (other than the Initial Purchasers) is not eligible to participate in the Registered Exchange Offer or does not receive freely tradeable New Notes in the Registered Exchange Offer other than by reason of such Holder being an Affiliate of the Issuers (it being understood that the requirement that a participating Broker-Dealer deliver the Prospectus contained in the Exchange Offer Registration Statement in connection with sales of New Notes shall not result in such New Notes being not “freely tradeable”), and, in the case of clause (iii) or (iv), the Company is notified in writing of such determination, non-eligibility or failure, as the case may be, no more than 30 days after the consummation of the Registered Exchange Offer, the Issuers shall effect a Shelf Registration Statement in accordance with subsection (b) below.

(b)          If required pursuant to subsection (a) above,

(i)          the Issuers, at their cost, shall as promptly as practicable, but in no event later than 90 days after such obligation to file arises, file with the Commission and use its reasonable best efforts to cause to become effective under the Act on or prior to December 11, 2018, a Shelf Registration Statement relating to the offer and sale of the Notes or the New Notes, as applicable, by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than the Initial Purchasers) shall be entitled to have the Notes or New Notes held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and provided further, that with respect to New Notes received by the Initial Purchasers in exchange for Notes constituting any portion of an unsold allotment, the Issuers may, if permitted by current interpretations by the Commission’s staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Item 507 or 508 of Regulation S-K, as applicable, in satisfaction of their obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement;

(ii)          the Issuers shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders until the earliest of (A) the time when all of the Notes or New Notes, as applicable, covered by the Shelf Registration Statement can be sold pursuant to Rule 144 without limitation by non-affiliates of the Issuers under clause (d) of Rule 144, (B) the date on which all the Notes or New Notes, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, and (C) one year from the date the Shelf Registration Statement is declared effective by the Commission (in any such case, such period being called the “Shelf Registration Period”);

it being understood that the Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Notes or New Notes covered thereby not being able to offer and sell such Notes or New Notes during that period, unless (A) such action is required by applicable law or Commission policy; or (B) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company’s obligations hereunder), including, but not limited to, the acquisition or divestiture of assets (the period during which the Shelf Registration Statement is not available under clause (A) or (B), the “Blackout Period”), so long as the Company promptly thereafter complies with the requirements of Section 5(k) hereof, if applicable; and

(iii)          the Company shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, to comply in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission.

4.          Special Interest.  If (a) on or prior to December 11, 2018, (x) the Registered Exchange Offer has not been consummated and (y) a Shelf Registration Statement is not then effective under the Securities Act, or (b) after either the Exchange Offer Registration Statement or the Shelf Registration Statement has been become effective, such Registration Statement thereafter ceases to be effective or usable in connection with resales of Notes or New Notes in accordance with and during the periods specified in this Agreement, other than a Shelf Registration Statement during any Blackout Period to the extent such Blackout Period does not exceed 60 days in any three-month period or 90 days in any 12-month month period (each such event referred to in clauses (a) and (b), a “Registration Default”), then, as liquidated damages, interest (“Special Interest”) will accrue on the principal amount of the affected Notes and the New Notes (in addition to the stated interest on the Notes and New Notes) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured (such cure to include, for the avoidance of doubt, consummation of the Registered Exchange Offer or an effective Shelf Registration Statement in the case of (x) and (y) of clause (a) even if such consummation or effectiveness occurs after December 11, 2018).  Special Interest will accrue at a rate of 0.25% per annum.  The Company will pay Special Interest on the regular interest payment dates specified in the Indenture and in the same manner as other interest.  In no event will Special Interest accrue under more than one of the foregoing clauses (a) or (b) at any one time or exceed 0.25% per annum in any event.

Any Special Interest that is accrued and unpaid on any Note at the time such Note is exchanged for a New Note shall be deemed to have accrued on such New Note.

5.          Additional Registration Procedures.  In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

(a)          The Issuers shall:

(i)          furnish to the Representatives of the Initial Purchasers, if so requested, not less than two Business Days prior to the filing thereof with the Commission, a draft copy of any Exchange Offer Registration Statement and Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference in any Shelf Registration Statement) and shall use their reasonable best efforts to reflect in each such document (excluding any documents incorporated by reference after such filing), when so filed with the Commission, such comments as the Initial Purchasers reasonably propose within such two Business Day period;

(ii)          include the information to the effect of that set forth in:

(A)          Annex A and Annex B hereto in the forepart of the Prospectus contained in the Exchange Offer Registration Statement,

(B)          Annex C hereto in the underwriting or plan of distribution Section of the Prospectus contained in the Exchange Offer Registration Statement, and

(C)          Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer;

(iii)          if requested by the Initial Purchasers, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement, subject to Section 5(o); and

(iv)          in the case of a Shelf Registration Statement, include the names of the Holders that propose to sell Notes or New Notes, as applicable, pursuant to the Shelf Registration Statement as selling Note holders, subject to Section 5(o).

(b)          The Issuers shall ensure that:

(i)          any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder; and

(ii)          any Registration Statement and any amendment thereto does not, when it becomes effective (within the meaning of Rule 430B under the Act), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)          The Issuers shall advise the Initial Purchasers in connection with a Shelf Registration Statement and the Holders of Notes or New Notes covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Company a telephone number, email address or facsimile number and address for notices, and, if requested by the Initial Purchasers or any such Holder or Exchanging Dealer, the Issuers shall confirm such advice in writing (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

(i)          when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

(ii)          of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

(iii)          of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Notes or New Notes included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

(iv)          of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein (in the case of the Registration Statement) or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(d)          The Issuers shall use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or the qualification of the Notes or New Notes therein for sale in any jurisdiction as soon as practicable.

(e)          The Issuers shall furnish to each Holder of Notes or New Notes covered by any Shelf Registration Statement, without charge, if the Holder so requests, at least one copy of such Shelf Registration Statement, any post-effective amendment thereto, all material incorporated therein by reference and all exhibits thereto (including exhibits incorporated by reference therein).

(f)          The Issuers shall, during the Shelf Registration Period, deliver to each Holder of Notes or New Notes covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request.  The Issuers consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Notes or New Notes in connection with the offering and sale of the Notes or New Notes covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement, subject to the last paragraph of Section 5.

(g)          The Issuers shall furnish to each Exchanging Dealer and to each of the Initial Purchasers that so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, excluding all material incorporated by reference therein and all exhibits thereto.

(h)          The Issuers shall promptly deliver to the Initial Purchasers, each Exchanging Dealer and each other Person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such Person may reasonably request (excluding documents incorporated by reference).  The Issuers consent to the use of the Prospectus or any amendment or supplement thereto by the Initial Purchasers, any Exchanging Dealer and any such other Person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the New Notes covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement, subject to the last paragraph of Section 5.

(i)          Prior to the Registered Exchange Offer or any other offering of Notes or New Notes pursuant to any Registration Statement, the Issuers shall arrange, if necessary, for the qualification of the Notes or the New Notes for sale under the laws of such jurisdictions as any Holder shall reasonably request and will maintain such qualification in effect so long as required; provided that in no event shall the Issuers be obligated to qualify to do business in any jurisdiction where they are not then so qualified or to take any action that would subject them to service of process in suits or taxation, other than as required in connection with the Registered Exchange Offer, in any such jurisdiction where they are not then so subject.

(j)          The Issuers shall cooperate with the Holders of Notes and New Notes to facilitate the timely preparation and delivery of certificates representing New Notes or Notes to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such authorized denominations and registered in such names as Holders may request, to the extent permitted by the Indenture or New Notes Indenture, as applicable, or otherwise in the name of Cede & Co., as nominee for the Depositary (as defined in the Purchase Agreement) or such other nominee.

(k)          Upon the occurrence of any fact or event contemplated by subsection (c)(iv)  above, the Issuers shall promptly (subject to permitted Blackout Periods in the case of any Shelf Registration Statement) prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to the Holders of the Notes, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in Section 2 and the Shelf Registration Statement provided for in Section 3(b) shall each be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 5(c) to and including the date when the Initial Purchasers, the Holders of the Notes or New Notes and any known Exchanging Dealer shall have received the Advice or such amended or supplemented Prospectus pursuant to this Section.

(l)          Not later than the effective date of any Registration Statement, the Issuers shall provide a CUSIP number for each series of the New Notes.

(m)          The Issuers shall comply in all material respects with all applicable rules and regulations of the Commission and shall make generally available to the Holders of Notes or New Notes as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.

(n)          The Issuers shall cause the Indenture or the New Notes Indenture, as the case may be, to be qualified under the Trust Indenture Act in a timely manner.

(o)          The Issuers may require each Holder of Notes or New Notes to be sold pursuant to any Shelf Registration Statement to furnish to the Issuers such information regarding the Holder and the distribution of such Notes as the Issuers may from time to time reasonably require for inclusion in such Registration Statement.  The Issuers may exclude from such Shelf Registration Statement the Notes or New Notes of any Holder that fails to furnish such information within a reasonable time after receiving such request.

(p)          In the case of any Shelf Registration Statement, the Issuers shall enter into such customary agreements and take all other appropriate actions reasonably requested (including if requested an underwriting agreement in customary form) in order to expedite or facilitate the registration or the disposition of the Notes or New Notes, and in connection therewith, if an underwriting agreement is entered into, use their reasonable best efforts to cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 7 with respect to the selling Holders (or such other provisions and procedures acceptable to a majority in aggregate principal amount of Notes or New Notes, as applicable, held by Holders selling securities pursuant to such offering and the Managing Underwriters, if any).

(q)          In the case of any Shelf Registration Statement, the Issuers shall use their reasonable best efforts to, if requested by a selling Holder or the Managing Underwriters, if any:

(i)          make reasonably available for inspection by the Holders of Notes or New Notes to be registered thereunder, any Underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such Underwriter all relevant financial and other records, pertinent corporate documents and properties of the Issuers and their respective subsidiaries;

provided, however, that any information that is designated in writing by the Issuers, in good faith, as confidential at the time such information is made available for inspection shall be kept confidential by the Holders or any such Underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

(ii)          cause each of the Issuers’ officers, directors and employees to supply all relevant information reasonably requested by the Holders or any such Underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Issuers, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such Underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

(iii)          make such representations and warranties to the Holders of Notes or New Notes registered thereunder and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to Underwriters in primary underwritten offerings;

(iv)          obtain opinions of counsel to the Issuers and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the Underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and Underwriters;

(v)          obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuers or of any business acquired by the Issuers for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each selling Holder of Notes or New Notes registered thereunder and the Underwriters, if any, in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with primary underwritten offerings, provided that to be an addressee of the comfort letter, if requested by the applicable accountant, each Underwriter and selling Holder may be required to confirm that it is in the category of person to whom a comfort letter may be delivered in accordance with applicable accounting literature; and

(vi)          deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 5(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers.

The actions set forth in clauses (iii), (iv), (v) and (vi) of this clause (q) shall be performed at (A) the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto or, if later, at the time of any “take-down” under such Shelf Registration Statement, to the extent reasonably requested by a selling Holder or the Managing Underwriters, if any; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

(r)          If a Registered Exchange Offer is to be consummated, upon delivery of the Notes by Holders to the Issuers (or to such other Person as directed by the Issuers) in exchange for the New Notes, the Issuers shall mark, or caused to be marked, on the Notes so exchanged that such Notes are being canceled in exchange for the New Notes.  In no event shall the Notes be marked as paid or otherwise satisfied.

(s)          If any Broker-Dealer shall underwrite any Notes or New Notes or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Rules of Fair Practice and the By-Laws of the Financial Industry Regulatory Authority, Inc.) thereof, whether as a Holder of such Notes or New Notes or as an Underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, will assist such Broker-Dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by:

(i)          if such Rules or By-Laws shall so require, engaging a “qualified independent underwriter” (as defined in such Rules) to participate in the preparation of the Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Notes or New Notes;

(ii)          indemnifying any such qualified independent underwriter to the extent of the indemnification of Underwriters provided in Section 7 hereof; and

(iii)          providing such information to such Broker-Dealer as may be required in order for such Broker-Dealer to comply with the requirements of such Rules.

(t)          The Issuers shall use their reasonable best efforts to take all other steps necessary to effect the registration of the Notes or the New Notes, as the case may be, covered by a Registration Statement.

Each Holder agrees by acquisition of a Note that, upon receipt of any notice from the Issuers of the existence of any fact of the kind described in Section 5(c)(ii)-(v) or any Blackout Period, such Holder will forthwith discontinue disposition of Notes or New Notes pursuant to the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5 hereof, or until it is advised in writing (the “Advice”) by the Issuers that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

If so directed by the Issuers in writing, each Holder will deliver to the Issuers (at the Issuers’ expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Notes or New Notes that was current at the time of receipt of such notice.

6.          Registration Expenses.  The Issuers shall bear all expenses incurred in connection with the performance of their obligations under Sections 2, 3 and 5 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith, but excluding any other fees and expenses of counsel to the Initial Purchasers or the Holders, all agency fees and commissions, underwriting discounts and commissions and transfer taxes attributable to the sale or disposition of Notes or New Notes by a Holder.

7.          Indemnification and Contribution.

(a)          Each of the Company and the Co-Issuer, jointly and severally, agrees to indemnify and hold harmless (i) the Initial Purchasers, (ii) each Holder of Notes or New Notes, as the case may be, covered by any Registration Statement (including with respect to any Prospectus delivery as contemplated in Section 5(h) hereof, each Exchanging Dealer, but subject in all cases to the first sentence of the last paragraph of Section 5), (iii) each Person, if any, who controls (within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act) any of the foregoing (any of the Persons referred to in this clause (iii) being hereinafter referred to as a “controlling person”), and (iv) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchasers or the Holders (including predecessor Holders) (any person referred to in clause (i), (ii), (iii) or (iv) may hereinafter be referred to as an “Indemnified Holder”), from and against any and all losses, claims, damages and liabilities, including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted (collectively “Losses”), caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary Prospectus, Prospectus, Free Writing Prospectus or any “issuer information” (as defined in Rule 433 of the Act) filed or required to be filed pursuant to Rule 433(d) under the Act, or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Losses are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Indemnified Holder furnished to the Issuers in writing by such Indemnified Holder expressly for use therein.

(b)          Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuers, each controlling person and each of the Issuers’ respective officers and directors to the same extent as the foregoing indemnity from the Issuers to each Holder, but only with reference to such Losses that are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to a Holder furnished to the Issuers in writing by such Holder expressly for use in any Registration Statement, preliminary Prospectus, Prospectus, Free Writing Prospectus or any “issuer information” (as defined in Rule 433 of the Act) filed or required to be filed pursuant to Rule 433(d) under the Act, or any amendment or supplement thereto.  This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

(c)          Each of the Initial Purchasers, severally and not jointly, agrees to indemnify and hold harmless the Issuers, each controlling person and each of the Company’s and the Co-Issuer’s officers and directors to the same extent as the foregoing indemnity from the Issuers to the Initial Purchasers, but only with reference to such Losses that are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Issuers in writing by the Initial Purchasers expressly for use in any Registration Statement, preliminary Prospectus, Prospectus, Free Writing Prospectus or any “issuer information” (as defined in Rule 433 of the Act) filed or required to be filed pursuant to Rule 433(d) under the Act, or any amendment or supplement thereto.  This indemnity agreement will be in addition to any liability which the Initial Purchasers may otherwise have.

(d)          If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the three preceding paragraphs, such Person (the “Indemnified Person”) shall promptly notify the Person or Persons against whom such indemnity may be sought (each an “Indemnifying Person”) in writing, and such Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding.  In any such proceeding, the Indemnifying Person shall be able to participate in such proceeding and, to the extent that it so elects, jointly with any other similarly situated Indemnifying Person, to assume the defense thereof, subject to the right of the Indemnified Person to be separately represented and to direct its own defense if the named parties to any such proceeding include both the Indemnified Person and the Indemnifying Person and the Indemnified Person has been advised by counsel that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) such Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary or (ii) the named parties in any such proceeding (including any impleaded parties) include an Indemnifying Person and an Indemnified Person and the Indemnified Person shall have reasonably concluded that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

It is understood that an Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed as they are incurred.  Any such separate firm for the Indemnified Holders shall be designated in writing by the Holders of the majority in aggregate principal amount of Notes and New Notes offered in the Prospectus to which the claim relates, and any such separate firm for the Company and the Co-Issuer, their directors, officers and control Persons of the Company and the Co-Issuer shall be designated in writing by the Company.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, such Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

(e)          If the indemnification provided for in the first, second and third paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any Losses referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Person on the one hand and the Indemnified Person on the other hand pursuant to the Purchase Agreement or from the offering of the Notes or New Notes pursuant to any Registration Statement that resulted in such Losses or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Person on the one hand and the Indemnified Person on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Co-Issuer on the one hand and any Indemnified Holder on the other shall be deemed to be in the same proportion as the total net proceeds from the Initial Placement received by the Issuers bear to the total net proceeds received by such Indemnified Holder from sales of Notes or New Notes giving rise to such obligations.  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or such Indemnified Holder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  Each director, officer, employee and agent of an Initial Purchaser or a Holder and each person, if any, who controls an Initial Purchaser or a Holder within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Indemnified Holder, and each director of the Company or the Co-Issuer, each officer of the Company or the Co-Issuer, and each person, if any, who controls the Company or the Co-Issuer within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company or the Co-Issuer.

(f)          The Company, the Co-Issuer and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an Indemnified Person as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 7, in no event shall any Holder of any Notes or New Notes be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Note pursuant to a Registration Statement or New Note exceeds the amount of damages which such Holder would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Company’s and the Co-Issuer’s obligations to contribute pursuant to this Section 7 are joint and several.

(g)          The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

(h)          The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any Person controlling any Holder or by or on behalf of the Company, the Co-Issuer, their officers or directors or any other Person controlling the Company or the Co-Issuer and (iii) acceptance of and payment for any of the Notes or New Notes.

8.          Underwritten Registrations.

(a)          If any of the Notes or New Notes, as the case may be, covered by any Shelf Registration Statement is to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders and shall be reasonably satisfactory to the Issuers.

(b)          No Person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such Person (i) agrees to sell such Person’s Notes or New Notes, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

9.          No Inconsistent Agreements.  The Issuers have not, as of the date hereof, entered into, nor shall they, on or after the date hereof, enter into, any agreement with respect to its Notes that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

10.          Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless, with respect to a particular series of Notes, the Issuers have obtained the consent of the Holders of a majority in outstanding principal amount of such series of Notes (or, after the consummation of any Registered Exchange Offer in accordance with Section 2 hereof, of such series of New Notes); provided, however, that, with respect to any matter that directly or indirectly affects the rights of the Initial Purchasers hereunder, the Issuers shall obtain the written consent of the Representatives of the Initial Purchasers.  Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Notes or New Notes, as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Notes or New Notes, as the case may be, being sold rather than registered under such Registration Statement.

11.          Notices.  All notices and other communications (including without limitation any notices or other communications to a Holder) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

(1)	if to a Holder, at the most current address of such Holder set forth on the records of the registrar under the Indenture;

(2)	if to the Initial Purchasers:

Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036
Facsimile: (212) 507-8999
Attention: Investment Banking Division

Barclays Capital Inc.
745 Seventh Avenue
New York, NY 10019
Facsimile: 646-834-8133
Attention: Syndicate Registration

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Facsimile: (646) 291-1469
Attention: General Counsel

Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
Facsimile: (646) 374-1071
Attention: Debt Capital Markets Syndicate, with a copy to General Counsel with a copy (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, NY 10019
Facsimile: 212-474-3700
Attention: Andrew J. Pitts; and

(3)	if to the Issuers, at the addresses as follows:

Baker Hughes, a GE company, LLC
17021 Aldine Westfield Road
Houston, Texas 77073
Facsimile: (281)-582-5905
Attention: William D. Marsh

with a copy (which shall not constitute notice) to:

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022
Facsimile: 646-848-7150
Attention: Harald Halbhuber

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the U.S. mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier; and when the addressor receives facsimile confirmation, if sent by facsimile.

The Initial Purchasers or the Issuers by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

12.          Successors.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Issuers thereto, subsequent Holders of Notes or New Notes.  The Issuers hereby agree to extend the benefits of this Agreement to any Holder of Notes and the New Notes, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto so long as such Holder complies with its obligations hereunder.

13.          Counterparts.  This Agreement may be executed (including by facsimile) in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

14.          Headings.  The headings used herein are for convenience only and shall not affect the construction hereof.

15.          Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

16.          Waiver of Jury Trial.  THE HOLDERS, THE INITIAL PURCHASERS, THE COMPANY AND THE CO-ISSUER (EACH ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY LAW, ON BEHALF OF ITS STOCKHOLDERS) WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

17.          Severability.  If any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

18.          No Fiduciary Duty.  The Issuers hereby acknowledge that (a) the Initial Purchasers are acting as principal and not as an agent or fiduciary of the Issuers and (b) the Issuers’ engagement of the Initial Purchasers in connection with the offering and the process leading up to the offering pursuant to the Purchase Agreement is as independent contractors and not in any other capacity.  Furthermore, the Issuers agree that they are solely responsible for making their own judgments in connection with the Initial Placement, the Registered Exchange Offer or a Shelf Registration (irrespective of whether any of the Initial Purchasers has advised or is currently advising the Issuers on related or other matters).  The Issuers agree that they will not claim that the Initial Purchasers have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Issuers, in connection with such transaction or the process leading thereto.

[Remainder Of This Page Is Intentionally Left Blank]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Company and you.

Very truly yours,

BAKER HUGHES, A GE COMPANY, LLC,

By:	/s/ William D. Marsh
Name: William D. Marsh
Title: Chief Legal Officer

BAKER HUGHES CO-OBLIGOR, INC.,

By:	/s/ Joseph Bertucci
Name: Joseph Bertucci
Title: President

Signature Page to Registration Rights Agreement

The foregoing Agreement is hereby confirmed and accepted by the Representatives as of the date first above written.

MORGAN STANLEY & CO. LLC
BARCLAYS CAPITAL INC.
CITIGROUP GLOBAL MARKETS INC.
DEUTSCHE BANK SECURITIES INC.
Acting as Representatives of the
several Initial Purchasers named in
the attached Schedule A.

By:	Morgan Stanley & Co. LLC

By:	/s/ Yurij Slyz
Name: Yurij Slyz
Title: Executive Director

By:	Barclays Capital Inc.

By:	/s/ Gregory Hall
Name: Gregory Hall
Title: Managing Director

By:	Citigroup Global Markets Inc.

By:	/s/ Adam D. Bordner
Name: Adam D. Bordner
Title: Vice President

By:	Deutsche Bank Securities Inc.

By:	/s/ Jared Birnbaum
Name: Jared Birnbaum
Title: Managing Director

By:	/s/ John C. McCabe
Name: John C. McCabe
Title: Managing Director

Signature Page to Registration Rights Agreement

SCHEDULE A

Initial Purchasers

Morgan Stanley & Co. LLC
Barclays Capital Inc.
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
UniCredit Capital Markets LLC
ANZ Securities, Inc.
BBVA Securities Inc.
BNP Paribas Securities Corp.
Credit Agricole Securities (USA) Inc.
Danske Markets Inc.
Goldman Sachs & Co. LLC
ING Financial Markets LLC
MUFG Securities Americas Inc.
RBC Capital Markets, LLC
SG Americas Securities LLC
Standard Chartered Bank

ANNEX A

Each broker or dealer that receives new notes for its own account in exchange for old notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the registration and prospectus delivery requirements of the Act in connection with any offer, resale, or other transfer of the new notes issued in the exchange offer, including information with respect to any selling holder required by the Act in connection with any resale of the new notes.

Furthermore, any broker-dealer that acquired any of its old notes directly from us:

•
may not rely on the applicable interpretation of the staff of the Commission’s position contained in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and

•
must also be named as a selling noteholder in connection with the registration and prospectus delivery requirements of the Act relating to any resale transaction.  See “Plan of Distribution” and “The Exchange Offer —Purpose and Effect of Exchange Offer Registration Rights.”

A-1

ANNEX B

Each broker-dealer that receives new notes for its own account in exchange for old notes, where such old notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will comply with the registration and prospectus delivery requirements of the Act in connection with any offer, resale or other transfer of such new notes, including information with respect to any selling holder required by the Act in connection with the resale of the new notes.  We have agreed that for a period of 180 days after the effective date of the registration statement of which this prospectus is a part (or for such shorter period during which broker-dealers are required by law to deliver such prospectus), we will make this prospectus available to any broker-dealer for use in connection with any such resale.  See “Plan of Distribution.”

B-1

ANNEX C

PLAN OF DISTRIBUTION

Each broker-dealer that receives New Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Notes.  This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Notes received in exchange for Notes where such Notes were acquired as a result of market-making activities or other trading activities.  We have agreed that, starting on the effective date of the registration statement of which this prospectus is a part and ending on the close of business 180-days after such date or such shorter period as will terminate when all New Notes held by Exchanging Dealers or Initial Purchasers have been sold pursuant hereto (or for such shorter period during which broker-dealers are required by law to deliver such prospectus), we will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.  In addition, until                 , 20  , all dealers effecting transactions in the New Notes may be required to deliver a prospectus.

We will not receive any proceeds from any sale of New Notes by brokers-dealers.  New Notes received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices.  Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such New Notes.  Any broker-dealer that resells New Notes that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such New Notes may be deemed to be an “underwriter” within the meaning of the Act and any profit of any such resale of New Notes and any commissions or concessions received by any such Persons may be deemed to be underwriting compensation under the Act.  The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Act.

Furthermore, any broker-dealer that acquired any of the old notes directly from us:

•
may not rely on the applicable interpretation of the staff of the SEC’s position contained in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991), ), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and

•
must also be named as a selling noteholder in connection with the registration and prospectus delivery requirements of the Act relating to any resale transaction.  For a period of 180-days after the effective date of the registration statement of which this prospectus is a part or such shorter period as will terminate when all New Notes held by Exchanging Dealers or Initial Purchasers have been sold pursuant hereto (or for such shorter period during which broker-dealers are required by law to deliver such prospectus), we will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the Letter of Transmittal.

C-1

We have agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holder of the Notes) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Notes (including any broker-dealers) against certain liabilities, including liabilities under the Act.

[If applicable, add information required by Regulation S-K Items 507 or 508.]

C-2

ANNEX D

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:

If the undersigned is not a broker-dealer, the undersigned represents that it acquired the New Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of New Notes and it has no arrangements or understandings with any Person to participate in a distribution of the New Notes.  If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Notes, it represents that the Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Act.

D-1